SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

August 21, 2003

THE GAP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(650) 952-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5.	Other Events and Regulation FD Disclosure.

On August 21, 2003, The Gap, Inc. (the “Company”) issued a press release announcing the Company’s earnings for the second quarter ended August 2, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

Item 7.	Exhibits.

99.1	Press Release dated August 21, 2003

Item 12.	Results of Operations and Financial Condition.

On August 21, 2003, the Company issued a press release announcing the Company’s earnings for the second quarter ended August 2, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC. (Registrant)

Date: August 21, 2003	By:	/s/ BYRON H. POLLITT, JR.
Byron H. Pollitt, Jr. Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 21, 2003